UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (earliest event reported): December 1, 2006

                           ORIENT-EXPRESS HOTELS LTD.
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             (Exact name of registrant as specified in its charter)

               001-16017                              98-0223493
       -----------------------                    ------------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.

                               22 Victoria Street
                             Hamilton HMEX, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 1, 2006, for personal reasons, James B. Sherwood retired from his executive duties as the Company's Chairman of the Board of Directors. He will remain non-executive Chairman of the Board of Directors until the next annual meeting of shareholders in June 2007, when he will resign as Chairman and continue solely as a non-executive director.

     The Company's December 1, 2006 press release announcing James Sherwood's retirement from his executive duties is being filed as an exhibit, and is incorporated by reference, in this report.

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




ITEM 9.01 Financial Statements and Exhibits

          (c)  Exhibits
               --------

               99.1 Press release of  Orient-Express  Hotels Ltd. dated December
                    1, 2006 announcing retirement of Mr. James B. Sherwood.





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




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ORIENT-EXPRESS HOTELS LTD.


                                            By: /s/ Paul M. White
                                                -----------------
                                                    Paul M. White
                                                    Vice President - Finance and
                                                    Chief Financial Officer
Date:  December 6, 2006








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